Note 9. Pneumoconiosis (Black Lung) Benefits	6 Months Ended
Jun. 30, 2011
Black Lung Benefits Text
(9)	Pneumoconiosis (Black Lung) Benefits

The components of net periodic benefit costs for black lung benefits are as follows (amounts in thousands):

	June 30,		June 30,
	2011	2010	2011	2010

Service Cost	$456	471	912	814
Interest cost	597	593	1,195	1,051
Amortization of actuarial losses	142	137	284	137
Net periodic benefit cost	$1,195	1,201	2,391	2,002